                                                                   EXHIBIT 20.19


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                         MONTHLY SERVICER'S CERTIFICATE

           Accounting Date:                               October 31, 1999
                                                     ---------------------
           Determination Date:                            November 5, 1999
                                                     ---------------------
           Distribution Date:                            November 15, 1999
                                                     ---------------------
           Monthly Period Ending:                         October 31, 1999
                                                     ---------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

    I.     Collection Account Summary

           Available Funds:
              Payments Received                                                             $11,849,382.11
              Liquidation Proceeds (excluding Purchase Amounts)                              $1,093,698.38
              Current Monthly Advances                                                          232,617.09
              Amount of withdrawal, if any, from the Spread Account                            $585,945.48
              Monthly Advance Recoveries                                                       (203,555.91)
              Purchase Amounts - Warranty and Administrative Receivables                             $0.00
              Purchase Amounts - Liquidated Receivables                                              $0.00
              Income from investment of funds in Trust Accounts                                 $51,638.33
                                                                                            ---------------
           Total Available Funds                                                                                   $13,609,725.48
                                                                                                                   ==============

           Amounts Payable on Distribution Date:
              Reimbursement of Monthly Advances                                                     $0.00
              Backup Servicer Fee                                                                   $0.00
              Basic Servicing Fee                                                             $227,084.92
              Trustee and other fees                                                                $0.00
              Class A-1 Interest Distributable Amount                                               $0.00
              Class A-2 Interest Distributable Amount                                               $0.00
              Class A-3 Interest Distributable Amount                                               $0.00
              Class A-4 Interest Distributable Amount                                         $876,988.30
              Class A-5 Interest Distributable Amount                                         $471,296.67
              Noteholders' Principal Distributable Amount                                  $10,538,208.65
              Certificate Holders Interest Distributable Amount                               $168,916.64
              Certificate Holders Principal Distributable Amount                            $1,327,230.31
              Amounts owing and not paid to Security Insurer under
                Insurance Agreement                                                                 $0.00
              Supplemental Servicing Fees (not otherwise paid to Servicer)                          $0.00
              Spread Account Deposit                                                                $0.00
                                                                                           ---------------
           Total Amounts Payable on Distribution Date                                                              $13,609,725.48
                                                                                                                   ==============


                                Page 1 (1997-A)

   II.     Available Funds


           Collected Funds (see V)
              Payments Received                                                                $11,849,382.11
              Liquidation Proceeds (excluding Purchase Amounts)                                 $1,093,698.38        $12,943,080.49
                                                                                               --------------

           Purchase Amounts                                                                                                   $0.00

           Monthly Advances

              Monthly Advances - current Monthly Period (net)                                      $29,061.18
              Monthly Advances - Outstanding Monthly Advances not otherwise
                reimbursed to the Servicer                                                              $0.00            $29,061.18
                                                                                               --------------

           Income from investment of funds in Trust Accounts                                                             $51,638.33
                                                                                                                     --------------

           Available Funds                                                                                           $13,023,780.00
                                                                                                                     ==============

   III.    Amounts Payable on Distribution Date

           (i)(a)        Taxes due and unpaid with respect to the Trust (not
                           otherwise paid by OFL or the Servicer)                                                             $0.00

           (i)(b)        Outstanding Monthly Advances (not otherwise reimbursed to
                         Servicer and to be reimbursed on the Distribution Date)                                              $0.00

           (i)(c)        Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                      $0.00

           (ii)          Accrued and unpaid fees (not otherwise paid by OFL or the
                         Servicer):
                              Owner Trustee                                                             $0.00
                              Administrator                                                             $0.00
                              Indenture Trustee                                                         $0.00
                              Indenture Collateral Agent                                                $0.00
                              Lockbox Bank                                                              $0.00
                              Custodian                                                                 $0.00
                              Backup Servicer                                                           $0.00
                              Collateral Agent                                                          $0.00                 $0.00
                                                                                               --------------

           (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                           $227,084.92

           (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

           (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                         reimbursed to Servicer)                                                                              $0.00

           (iv)          Class A-1 Interest Distributable Amount                                                              $0.00
                         Class A-2 Interest Distributable Amount                                                              $0.00
                         Class A-3 Interest Distributable Amount                                                              $0.00
                         Class A-4 Interest Distributable Amount                                                        $876,988.30
                         Class A-5 Interest Distributable Amount                                                        $471,296.67

           (v)           Noteholders' Principal Distributable Amount
                              Payable to Class A-1 Noteholders                                                                $0.00
                              Payable to Class A-2 Noteholders                                                       $10,538,208.65
                              Payable to Class A-3 Noteholders                                                                $0.00
                              Payable to Class A-4 Noteholders                                                                $0.00
                              Payable to Class A-5 Noteholders                                                                $0.00

           (vi)          Certificate Holders Interest Distributable Amount                                              $168,916.64

           (vii)         Unpaid principal balance of the Class A-1 Notes after
                         deposit to the Note Distribution Account of any funds
                         in the Spread Account Class A-1 Holdback Subaccount
                         (applies only on the Class A-1 Final Scheduled
                         Distribution Date)                                                                                   $0.00

           (viii)        Certificate Principal Distributable Amount                                                   $1,327,230.31

           (ix)          Amounts owing and not paid to Security Insurer under
                           Insurance Agreement                                                                                $0.00
                                                                                                                     --------------

                         Total amounts payable on Distribution Date                                                  $13,609,725.48
                                                                                                                     ==============


                                 Page 2 (1997-A)

IV.        Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
           Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

               Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
               Maximum Amount)                                                                                          $0.00

           Reserve Account Withdrawal on any Determination Date:

               Amount of excess, if any, of total amounts payable over Available
               Funds (excluding amounts payable under item (vii) of Section III)                                        $0.00

               Amount available for withdrawal from the Reserve Account
               (excluding the Spread Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the
               Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
               of Subsequent Receivables)                                                                               $0.00

               (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over
               Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Spread Account Class A-1 Holdback Subaccount)
               to the extent of the funds available for withdrawal from in the
               Reserve Account, and deposited in the Collection Account.)

               Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

               Amount by which (a) the remaining principal balance of the Class
               A-1 Notes exceeds (b) Available Funds after payment of amounts
               set forth in item (v) of Section III                                                                     $0.00

               Amount available in the Spread Account Class A-1 Holdback Subaccount                                     $0.00

               (The amount by which the remaining principal balance of the Class
               A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the
               Indenture Trustee from the Spread Account Class A-1 Holdback Subaccount, to the
               extent of funds available for withdrawal from the Spread Account Class A-1
               Holdback Subaccount, and deposited in the Note Distribution
               Account for payment to the Class A-1 Noteholders)

               Amount of withdrawal, if any, from the Spread Account Class A-1 Holdback
               Subaccount                                                                                               $0.00

           Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Spread Account Class A-1
               Holdback Subaccount and Available Funds                                                                  $0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or
               immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
               Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
               Amount, and the Class A-5 Prepayment Amount over (b) the amount
               on deposit in the Pre-Funding Account                                                                    $0.00

           Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled
               Distribution Date, of (a) the unpaid principal balance of the
               Class A-1 Notes over (b) the sum of the amounts deposited in the
               Note Distribution Account under item (v) and (vii) of Section III
               or pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                      $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-A)

 V.  Collected Funds

     Payments Received:
                               Supplemental Servicing Fees                                                  $0.00
                               Amount allocable to interest                                          3,159,543.72
                               Amount allocable to principal                                         8,689,838.39
                               Amount allocable to Insurance Add-On Amounts                                 $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                                  Servicer prior to deposit in the Collection Account)                      $0.00
                                                                                                     -------------

     Total Payments Received                                                                                         $11,849,382.11

     Liquidation Proceeds:
                               Gross amount realized with respect to Liquidated Receivables          1,119,977.73

                               Less: (i) reasonable expenses incurred by Servicer
                                  in connection with the collection of such Liquidated
                                  Receivables and the repossession and disposition
                                  of the related Financed Vehicles and (ii) amounts
                                  required to be refunded to Obligors on such Liquidated
                                  Receivables                                                          (26,279.35)
                                                                                                     -------------

     Net Liquidation Proceeds                                                                                         $1,093,698.38

     Allocation of Liquidation Proceeds:
                               Supplemental Servicing Fees                                                  $0.00
                               Amount allocable to interest                                                 $0.00
                               Amount allocable to principal                                                $0.00
                               Amount allocable to Insurance Add-On Amounts                                 $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                                  Servicer prior to deposit in the Collection Account)                      $0.00             $0.00
                                                                                                     -------------   ---------------

     Total Collected Funds                                                                                           $12,943,080.49
                                                                                                                     ===============

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                  $0.00
                               Amount allocable to interest                                                 $0.00
                               Amount allocable to principal                                                $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                                  Servicer prior to deposit in the Collection Account)                      $0.00

     Purchase Amounts - Administrative Receivables                                                                            $0.00
                               Amount allocable to interest                                                 $0.00
                               Amount allocable to principal                                                $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                                  Servicer prior to deposit in the Collection Account)                      $0.00
                                                                                                     -------------

     Total Purchase Amounts                                                                                                   $0.00
                                                                                                                     ===============

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                       $383,290.26

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                               Payments received from Obligors                                       ($203,555.91)
                               Liquidation Proceeds                                                         $0.00
                               Purchase Amounts - Warranty Receivables                                      $0.00
                               Purchase Amounts - Administrative Receivables                                $0.00
                                                                                                     -------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                        ($203,555.91)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                       ($203,555.91)

     Remaining Outstanding Monthly Advances                                                                             $179,734.35

     Monthly Advances - current Monthly Period                                                                          $232,617.09
                                                                                                                     ---------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                         $412,351.44
                                                                                                                     ===============


                              Page 4 (1997-A)

VIII. Calculation of Interest and Principal Payments

      A. Calculation of Principal Distribution Amount

          Payments received allocable to principal                                                             $8,689,838.39
          Aggregate of Principal Balances as of the Accounting Date of all
             Receivables that became Liquidated Receivables
             during the Monthly Period                                                                         $3,175,600.57
          Purchase Amounts - Warranty Receivables allocable to principal                                               $0.00
          Purchase Amounts - Administrative Receivables allocable to principal                                         $0.00
          Amounts withdrawn from the Pre-Funding Account                                                               $0.00
          Cram Down Losses                                                                                             $0.00
                                                                                                              ---------------

          Principal Distribution Amount                                                                       $11,865,438.96
                                                                                                              ===============

      B. Calculation of Class A-1 Interest Distributable Amount

          Class A-1 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

          Multiplied by the Class A-1 Interest Rate                                                5.500%

          Multiplied by actual days in the period or in the case of the first
          Distribution Date, by 25/360                                                        0.08611111               $0.00
                                                                                         ----------------

          Plus any unpaid Class A-1 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------

          Class A-1 Interest Distributable Amount                                                                      $0.00
                                                                                                              ===============

      C. Calculation of Class A-2 Interest Distributable Amount

          Class A-2 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-2 Noteholders on such Distribution Date)                      $0.00

          Multiplied by the Class A-2 Interest Rate                                                6.125%

          Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333               $0.00
                                                                                         ----------------

          Plus any unpaid Class A-2 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------

          Class A-2 Interest Distributable Amount                                                                      $0.00
                                                                                                              ===============

      D. Calculation of Class A-3 Interest Distributable Amount

          Class A-3 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-3 Noteholders on such Distribution Date)                      $0.00

          Multiplied by the Class A-3 Interest Rate                                                6.400%

          Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333               $0.00
                                                                                         ----------------

          Plus any unpaid Class A-3 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------

          Class A-3 Interest Distributable Amount                                                                      $0.00
                                                                                                              ===============

      E. Calculation of Class A-4 Interest Distributable Amount

          Class A-4 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-4 Noteholders on such Distribution Date)            $158,850,710.36

          Multiplied by the Class A-4 Interest Rate                                                6.625%

          Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333         $876,988.30
                                                                                         ----------------

          Plus any unpaid Class A-4 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------

          Class A-4 Interest Distributable Amount                                                                $876,988.30
                                                                                                              ===============

                                 Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)            $83,170,000.00

           Multiplied by the Class A-5 Interest Rate                                               6.800%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333          $471,296.67
                                                                                          ---------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ----------------

           Class A-5 Interest Distributable Amount                                                                $471,296.67
                                                                                                              ================


H.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                 $0.00
           Class A-2 Interest Distributable Amount                                                 $0.00
           Class A-3 Interest Distributable Amount                                                 $0.00
           Class A-4 Interest Distributable Amount                                           $876,988.30
           Class A-5 Interest Distributable Amount                                           $471,296.67

           Noteholders' Interest Distributable Amount                                                           $1,348,284.96
                                                                                                              ================

I.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                  $11,865,438.96

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                                88.81%       $10,538,208.65
                                                                                        ----------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                            $0.00
                                                                                                              ----------------

           Noteholders' Principal Distributable Amount                                                         $10,538,208.65
                                                                                                              ================

J.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced to zero)                                $0.00
                                                                                                              ================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable Amount)                        $10,538,208.65
                                                                                                              ================

                                 Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

           Certificate Holders Monthly Interest Distributable Amount:

           Certificate Balance (as of the close of business
              on the preceding Distribution Date)                                         $30,481,197.79

           Multiplied by the Certificate Pass-Through Rate                                         6.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333        $168,916.64
                                                                                          ---------------

           Plus any unpaid Certificate Interest Carryover Shortfall                                                   $0.00
                                                                                                              --------------

           Certificate Holders Interest Distributable Amount                                                    $168,916.64
                                                                                                              ==============

L.  Calculation of Certificate Principal Distributable Amount:

           Certificate Holders Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                  $11,865,438.96

           Multiplied by Certificateholders' Percentage ((i) for each
              Distribution Date before the principal balance of the Class A-1
              Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
              Principal Distribution Amount, 100% minus the Noteholders'
              Percentage (computed after giving effect to the retirement of the
              Class A-1 Notes) and (iii) for each Distribution Date
              thereafter, 100% minus Noteholders' Percentage)                                      11.19%     $1,327,230.31
                                                                                          ---------------

           Unpaid Certificate Holders Principal Carryover Shortfall                                                   $0.00
                                                                                                              --------------

           Certificate Holders Principal Distributable Amount                                                 $1,327,230.31
                                                                                                              ==============

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date

                                                                                                                      $0.00
                                                                                                              --------------
                                                                                                                      $0.00
                                                                                                              ==============

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                                         $0.00
                                                                                                              --------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                Pre-Funded Amount                                                  $0.00
                                                                                          ---------------
                                                                                                                      $0.00
                                                                                                              ==============

                                 Page 7 (1997-A)

   IX.     Pre-Funding Account (cont.)

           B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period
              (May 1997 Distribution Date) or the Pre-Funded Amount being
              reduced to $100,000 or less on any Distribution Date                             $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                   $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                   $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                   $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                   $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                   $0.00

           Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                   $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                        $0.00
           Class A-2 Prepayment Premium                                                        $0.00
           Class A-3 Prepayment Premium                                                        $0.00
           Class A-4 Prepayment Premium                                                        $0.00
           Class A-5 Prepayment Premium                                                        $0.00

           Certificate Prepayment Premium                                                      $0.00

                                 Page 8 (1997-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
              A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
              Class A-5 Notes, and Certificates:

                                Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate,
                                Class A-2 Interest Rate, Class A-3 Interest
                                Rate, Class A-4 Interest Rate, Class A-5
                                Interest Rate and Certificate Interest Rate
                                (based on the outstanding Class A-1, Class A-2
                                Class A-3, Class A-4, and Class A-5 principal
                                balance and the Certificate Balance), divided by
                                360, (y) $0.00 (the Pre-Funded Amount on such
                                Distribution Date) and (z) 0 (the number of days until the May 1997
                                Distribution Date))                                                                       $0.00

                                Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the April 1997
                                Distribution Date)                                                                       ($0.00)
                                                                                                                    -------------


           Requisite Reserve Amount                                                                                      ($0.00)
                                                                                                                    =============

           Amount on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                             $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn
              from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                             $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Spread Account Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
              transfers of Subsequent Receivables)                                                                  $585,945.48

           Less: withdrawals from the Reserve Account (other than the Spread Account
              Class A-1 Holdback Subaccount) to cover the excess, if any, of total amount payable over
              Available Funds (see IV above)                                                                       ($585,945.48)
                                                                                                                   -------------

           Amount remaining on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) after the Distribution Date                                                            $0.00
                                                                                                                   =============

   XI.     Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                             $0.00

           Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback Subaccount to cover
              a Class A-1 Maturity Shortfall (see IV above)                                                               $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Spread Account Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the
              Indenture Trustee to the General Partners)                                                                  $0.00
                                                                                                                   -------------

           Spread Account Class A-1 Holdback Subaccount immediately following the Distribution Date                       $0.00
                                                                                                                   =============

                                 Page 9 (1997-A)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the Monthly Period    $272,501,908.15
           Multiplied by Basic Servicing Fee Rate                                              1.00%
           Multiplied by Months per year                                                   0.083333%
                                                                                    ----------------

           Basic Servicing Fee                                                                        $227,084.92

           Less: Backup Servicer Fees (annual rate of 1 bp)                                                 $0.00

           Supplemental Servicing Fees                                                                      $0.00
                                                                                                      ------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $227,084.92
                                                                                                                        ============

  XIII.    Information for Preparation of Statements to Noteholders

                    a.          Aggregate principal balance of the Notes as of first day of Monthly Period
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                $158,850,710.36
                                     Class A-5 Notes                                                                 $83,170,000.00

                    b.          Amount distributed to Noteholders allocable to principal
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                 $10,538,208.65
                                     Class A-5 Notes                                                                          $0.00

                    c.          Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                $148,312,501.71
                                     Class A-5 Notes                                                                 $83,170,000.00

                    d.          Interest distributed to Noteholders
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                    $876,988.30
                                     Class A-5 Notes                                                                    $471,296.67

                    e.          Remaining Certificate Balance                                                        $29,153,967.48

                    f.          1.  Class A-1 Interest Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00
                                2.  Class A-2 Interest Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00
                                3.  Class A-3 Interest Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00
                                4.  Class A-4 Interest Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00
                                5.  Class A-5 Interest Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00
                                7.  Certificate Interest Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00
                                8.  Certificate Principal Carryover Shortfall, if any
                                    (and change in amount from preceding statement)                                           $0.00

                                Page 10 (1997-A)

   XIV.    Information for Preparation of Statements to Noteholders (continued)
                    g.          Amount distributed payable out of amounts withdrawn from or pursuant to:
                                1.  Reserve Account                                                    $585,945.48
                                2.  Spread Account Class A-1 Holdback Subaccount                             $0.00
                                3.  Claim on the Note Policy                                                 $0.00

                    h.          Remaining Pre-Funded Amount                                                                   $0.00

                    i.          Remaining Reserve Amount                                                                      $0.00

                    j.          Amount on deposit on Spread Account Class A-1 Holdback Subaccount                             $0.00

                    k.          Prepayment amounts

                                   Class A-1 Prepayment Amount                                                                $0.00
                                   Class A-2 Prepayment Amount                                                                $0.00
                                   Class A-3 Prepayment Amount                                                                $0.00
                                   Class A-4 Prepayment Amount                                                                $0.00
                                   Class A-5 Prepayment Amount                                                                $0.00

                    l.           Prepayment Premiums

                                   Class A-1 Prepayment Premium                                                               $0.00
                                   Class A-2 Prepayment Premium                                                               $0.00
                                   Class A-3 Prepayment Premium                                                               $0.00
                                   Class A-4 Prepayment Premium                                                               $0.00
                                   Class A-5 Prepayment Premium                                                               $0.00

                    m.          Total of Basic Servicing Fee, Supplemental Servicing Fees and
                                other fees, if any, paid by the Trustee on behalf of the Trust                          $227,084.92

                    n.          Note Pool Factors (after giving effect to distributions on the
                                   Distribution Date)
                                   Class A-1 Notes                                                                       0.00000000
                                   Class A-2 Notes                                                                       0.00000000
                                   Class A-3 Notes                                                                       0.00000000
                                   Class A-4 Notes                                                                       0.89706951
                                   Class A-5 Notes                                                                       1.00000000

   XV.     Information for Preparation of Statements to Certificateholders
                    a.          Aggregate Certificate Balance as of first day of Monthly Period                      $30,481,197.79

                    b.          Amount distributed to Certificateholders allocable to principal                       $1,327,230.31

                    c.          Aggregate Certificate Balance (after giving effect to
                                   distributions on the Distribution Date)                                           $29,153,967.48

                    d.          Interest distributed to Certificateholders                                              $168,916.64

                    e.          Remaining Certificate Balance                                                        $29,153,967.48

                    f.          Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                   Class A-1 Notes                                                                            $0.00
                                   Class A-2 Notes                                                                            $0.00
                                   Class A-3 Notes                                                                            $0.00
                                   Class A-4 Notes                                                                  $148,312,501.71
                                   Class A-5 Notes                                                                   $83,170,000.00

                    g.          1.  Class A-1 Interest Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00
                                2.  Class A-2 Interest Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00
                                3.  Class A-3 Interest Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00
                                4.  Class A-4 Interest Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00
                                5.  Class A-5 Interest Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00
                                7.  Certificate Interest Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00
                                8.  Certificate Principal Carryover Shortfall, if any,
                                    (and change in amount from preceding statement)                                           $0.00

                    h.          Amount distributed payable out of amounts withdrawn from or pursuant to:
                                1.  Reserve Account                                                    $585,945.48
                                2.  Spread Account                                                           $0.00
                                3.  Claim on the Certificate Policy                                          $0.00

                    i.          Remaining Pre-Funded Amount                                                                   $0.00

                    j.          Remaining Reserve Amount                                                                      $0.00

                    k.          Certificate Prepayment Amount                                                                 $0.00

                    l.          Certificate Prepayment Premium                                                                $0.00

                    m.          Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                                fees, if any, paid by the Trustee on behalf of the Trust                                $227,084.92

                    n.          Certificate Pool Factor (after giving effect to distributions on the
                                Distribution Date)                                                                       0.37618023

                                Page 11 (1997-A)

   XVI.    Pool Balance and Aggregate Principal Balance

                                Original Pool Balance at beginning of Monthly Period                                $774,999,994.84
                                Subsequent Receivables                                                                        $0.00
                                                                                                                    ----------------
                                Original Pool Balance at end of Monthly Period                                      $774,999,994.84
                                                                                                                    ================

                                Aggregate Principal Balance as of preceding Accounting Date                          272,501,908.15
                                Aggregate Principal Balance as of current Accounting Date                           $260,636,469.19

           Monthly Period Liquidated Receivables                                     Monthly Period Administrative Receivables

                                          Loan #                 Amount                     Loan #                     Amount
                                          ------                 ------                     ------                     ------
                            see attached listing              3,175,600.57           see attached listing                 -
                                                                     $0.00                                              $0.00
                                                                     $0.00                                              $0.00
                                                                     $0.00                                              $0.00
                                                                    ------                                              -----
                                                             $3,175,600.57                                              $0.00
                                                            ==============                                              =====

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date             22,642,861.48

           Aggregate Principal Balance as of the Accounting Date                     $260,636,469.19
                                                                                     ----------------

           Delinquency Ratio                                                                                            8.68752617%
                                                                                                                        ===========



           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA  FINANCIAL  LTD.

                                   By:
                                             -------------------------------

                                   Name:     Scott R. Fjellman
                                             -------------------------------
                                   Title:    Vice President / Securitization
                                             -------------------------------



                                Page 12 (1997-A)

               OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                          PERFORMANCE INFORMATION

              FOR THE MONTHLY PERIOD ENDING OCTOBER 31, 1999


 I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                        $775,000,000.00

                             AGE OF POOL (IN MONTHS)                                         32

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or
           any portion of a Scheduled Payment as of the Accounting Date                           $22,642,861.48

        Aggregate Principal Balance as of the Accounting Date                                    $260,636,469.19
                                                                                                 ----------------

        Delinquency Ratio                                                                                                8.68752617%
                                                                                                                    ================


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                                8.68752617%

        Delinquency ratio - preceding Determination Date                                              7.45918545%

        Delinquency ratio - second preceding Determination Date                                       6.73599819%
                                                                                                 ----------------


        Average Delinquency Ratio                                                                                        7.62756994%
                                                                                                                    ================


IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                          $113,318,288.46

                        Add:    Sum of Principal Balances (as of the
                                Accounting Date) of Receivables that became
                                Liquidated Receivables during the Monthly
                                Period or that became Purchased Receivables
                                during Monthly Period (if delinquent more
                                than 30 days with respect to any portion of a
                                Scheduled Payment at time of purchase)                                                $3,175,600.57
                                                                                                                    ----------------

        Cumulative balance of defaults as of the current Accounting Date                                            $116,493,889.03

                                Sum of Principal Balances (as of the Accounting
                                Date) of 90+ day delinquencies                                      4,520,515.20

                                  Percentage of 90+ day delinquencies applied
                                  to defaults                                                             100.00%     $4,520,515.20
                                                                                                 ----------------   ----------------

        Cumulative balance of defaults and 90+ day delinquencies as of the
        current Accounting Date                                                                                     $121,014,404.23
                                                                                                                    ================




 V.     Cumulative Default Rate as a % of Original Principal Balance

        Cumulative Default Rate - current Determination Date                                          15.6147618%

        Cumulative Default Rate - preceding Determination Date                                        15.2237810%

        Cumulative Default Rate - second preceding Determination Date                                 14.8032713%

                                 Page 1 (1997-A)

 VI.     Net Loss Rate
         Cumulative net losses as of the preceding Accounting Date                                              $53,797,092.73

                         Add:    Aggregate of Principal Balances as of the
                                  Accounting Date (plus accrued and unpaid
                                  interest thereon to the end of the Monthly
                                  Period) of all Receivables that became
                                  Liquidated Receivables or that became
                                  Purchased Receivables and that were
                                  delinquent more than 30 days with respect to
                                  any portion of a Scheduled Payment as of the
                                  Accounting Date                                             $3,175,600.57
                                                                                             ---------------

                                 Liquidation Proceeds received by the Trust                  ($1,093,698.38)     $2,081,902.19
                                                                                             ---------------    ---------------

         Cumulative net losses as of the current Accounting Date                                                $55,878,994.92

                                 Sum of Principal Balances (as of the Accounting Date)
                                  of 90+ day delinquencies                                    $4,520,515.20

                                    Percentage of 90+ day delinquencies applied to losses             40.00%     $1,808,206.08
                                                                                             ---------------    ---------------

         Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                      $57,687,201.00
                                                                                                                ===============



 VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                       7.4435098%

         Cumulative Net Loss Rate - preceding Determination Date                                                     7.1823869%

         Cumulative Net Loss Rate - second preceding Determination Date                                              6.9322455%




VIII.    Classic/Premier Loan Detail
                                                                 Classic                    Premier                     Total
                                                                 -------                    -------                     -----
         Aggregate Loan Balance, Beginning                  $ 141,705,103.87            $130,796,804.28            $272,501,908.15
           Subsequent deliveries of Receivables                         0.00                       0.00                       0.00
           Prepayments                                         (1,327,359.49)             (1,816,924.40)             (3,144,283.89)
           Normal loan payments                                (2,787,701.32)             (2,757,853.18)             (5,545,554.50)
           Defaulted Receivables                               (1,883,725.31)             (1,291,875.26)             (3,175,600.57)
           Administrative and Warranty Receivables                      0.00                       0.00                       0.00
                                                       -------------------------------------------------    -----------------------
         Aggregate Loan Balance, Ending                      $135,706,317.75            $124,930,151.44            $260,636,469.19
                                                       =================================================    =======================

         Delinquencies                                         14,872,800.05               7,770,061.43             $22,642,861.48
         Recoveries                                              $586,332.90                $507,365.49              $1,093,698.38
         Net Losses                                             1,297,392.41                 784,509.77              $2,081,902.19

VIII.    Other Information Provided to FSA
         A.
                     Credit Enhancement Fee information:
                                                                                        $260,636,469.19
                     Aggregate Principal Balance as of the Accounting Date                       0.0158%
                     Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)        ----------------
                                                                                                                        $41,267.44
                               Amount due for current period                                                        ==============


         B.                                                                                                          $3,144,283.89
                     Dollar amount of loans that prepaid during the Monthly Period                                  ==============

                                                                                                                        1.20638677%
                     Percentage of loans that prepaid during the Monthly Period                                     ==============

                                 Page 2 (1997-A)

           Spread Account Information                                                       $                    %

           Beginning Balance                                                          $16,075,133.57        6.16764554%

           Deposit to the Spread Account                                                       $0.00        0.00000000%
           Spread Account Additional Deposit                                           $1,000,000.00        0.38367616%
           Withdrawal from the Spread Account                                           ($585,945.48)      -0.22481331%
           Disbursements of Excess                                                      ($315,182.97)      -0.12092819%
           Interest earnings on Spread Account                                            $70,547.72        0.02706748%
                                                                                     ----------------    ---------------

           Sub-Total                                                                  $16,244,552.84        6.23264768%
           Spread Account Recourse Reduction Amount                                    $2,000,000.00        0.76735232%
                                                                                     ----------------     --------------
           Ending Balance                                                             $18,244,552.84        7.00000000%
                                                                                     ================     ==============


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association       $18,244,552.84        7.00000000%
                                                                                     ================     ==============

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of March 3, 1997


                                       Loss              Default           Loss Event          Default Event
                  Month            Performance         Performance         of Default           of Default
           -------------------------------------------------------------------------------------------------------
                     3                0.85%                2.04%              1.06%                2.56%
                     6                1.70%                4.08%              2.12%                5.10%
                     9                2.46%                5.91%              3.07%                7.39%
                    12                3.14%                7.55%              3.92%                9.44%
                    15                4.04%                9.72%              5.05%               12.16%
                    18                4.86%               11.70%              6.07%               14.63%
                    21                5.58%               13.42%              6.97%               16.78%
                    24                6.20%               14.92%              7.75%               18.66%
                    27                6.52%               15.70%              8.15%               19.63%
                    30                6.79%               16.33%              8.48%               20.43%
                    33                7.02%               16.89%              8.77%               21.11%
                    36                7.21%               17.36%              9.02%               21.71%
                    39                7.31%               17.59%              9.13%               21.99%
                    42                7.38%               17.77%              9.23%               22.21%
                    45                7.44%               17.92%              9.30%               22.40%
                    48                7.50%               18.04%              9.37%               22.56%
                    51                7.54%               18.14%              9.42%               22.69%
                    54                7.57%               18.23%              9.46%               22.79%
                    57                7.60%               18.29%              9.50%               22.87%
                    60                7.62%               18.34%              9.52%               22.93%
                    63                7.63%               18.37%              9.54%               22.97%
                    66                7.64%               18.39%              9.55%               23.00%
                    69                7.65%               18.40%              9.56%               23.01%
                    72                7.65%               18.41%              9.56%               23.02%
           -------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 7.33%                            Yes________              No____X____

           Cumulative Default Rate (see above table)                                           Yes________              No____X____

           Cumulative Net Loss Rate (see above table)                                          Yes___X_____             No________

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                 Yes________              No____X____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                    Yes________              No____X____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________              No____X____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                               Yes________              No____X____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA FINANCIAL LTD.

                                   By:
                                             -----------------------------------

                                   Name:     Scott R. Fjellman
                                             -----------------------------------
                                   Title:    Vice President / Securitization
                                             -----------------------------------

                                 Page 3 (1997-A)